Exhibit 10.3

INTERCREDITOR AGREEMENT

by and among

HSBC BANK USA, NATIONAL ASSOCIATION,

as Trustee and Collateral Agent

THE SENIOR NOTEHOLDERS

Named Herein

and

GLOBIX CORPORATION

Dated as of December 13, 2005

-i-

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT, dated as of December 13, 2005, among the Senior Noteholders whose names are set forth on the signature pages hereof, HSBC BANK USA, NATIONAL ASSOCIATION (as successor to HSBC Bank USA), as Trustee and Collateral Agent (the “Collateral Agent”), and GLOBIX CORPORATION, a Delaware corporation (“Globix”).

W I T N E S S E T H :

WHEREAS, Globix, certain Subsidiary Guarantors and the Trustee have entered into that certain Indenture dated as of April 23, 2002, as supplemented by the First Supplemental Indenture dated as of June 17, 2003, and the various Supplemental Indentures dated as of March 8, 2005 (as further amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which Globix has issued the 11% Notes to the purchasers thereof;

WHEREAS, the Obligations of Globix and the Subsidiary Guarantors under the 11% Noteholder Documents are secured by various assets of Globix and the Subsidiary Guarantors;

WHEREAS, Globix has entered into one or more Note Purchase Agreements dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreements”) between Globix and the purchaser or purchasers named therein, providing for the purchase of up to $5,000,000 in aggregate principal amount of Globix’s Senior Secured Notes due May 1, 2008 (the “Senior Notes”), and pursuant to which Globix is issuing the Senior Notes; and

WHEREAS, the Obligations of Globix and the Subsidiary Guarantors under the Senior Noteholder Documents are secured by various assets of Globix and the Subsidiary Guarantors;

WHEREAS, it is a condition precedent to the effectiveness of the Note Purchase Agreements that the parties hereto enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Definitions.

(a)   As used in this Agreement, the following terms have the meanings specified below:

“11% Notes” means the 11% Senior Secured Notes due 2008 issued by Globix under the Indenture.

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“11% Noteholder Claims” means all Obligations in respect of the 11% Notes or arising under the 11% Noteholder Documents or any of them.

“11% Noteholder Collateral” means all of the assets of any Obligor, whether real, personal or mixed, with respect to which a Lien is granted as security for any 11% Noteholder Claim.

“11% Noteholder Collateral Documents” means the Indenture, the Security Documents (as defined in the Indenture), and any other document or instrument pursuant to which a Lien is granted by any Obligor to secure any 11% Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

“11% Noteholder Documents” means (a) the Indenture, the 11% Notes, the 11% Noteholder Collateral Documents and any document or instrument evidencing or governing any Obligations with respect to the 11% Notes and (b) any other related document or instrument executed and delivered pursuant to any 11% Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

“11% Noteholder Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by any Obligor is granted to secure any 11% Noteholder Claims or under which rights or remedies with respect to any such Liens are governed.

“11% Noteholder Pledge Agreements” means the Security Agreement (as defined in the Indenture) and the Subsidiary Security Agreements (as defined in the Indenture).

“11% Noteholders” means the Persons holding 11% Noteholder Claims.

“Account” has the meaning given such term in Section 9-102(a)(2) of the UCC.

“Agreement” means this Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Law” means Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors, as amended from time to time.

“Business Day” means any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Collateral Agent” means HSBC Bank USA, National Association, in its capacity as trustee under the Indenture and/or collateral agent under the 11% Noteholder Collateral Documents, and also includes its successors hereunder as collateral agent for the 11% Noteholders under the 11% Noteholder Collateral Documents.

“Common Collateral” means the Accounts, and cash and non-cash Proceeds of the Accounts, of any Obligor constituting both Senior Noteholder Collateral and 11% Noteholder Collateral.

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“Comparable 11% Noteholder Collateral Document” means, in relation to any Common Collateral subject to any Lien created under any Senior Noteholder Collateral Document, that 11% Noteholder Collateral Document which creates a Lien on the same Common Collateral, granted by the same Obligor.

“Designated Senior Debt” has the meaning given to such term in the Indenture.

“Globix” has the meaning set forth in the preamble hereto.

“Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meanings of the Indenture or the Note Purchase Agreements.

“Indenture” has the meaning set forth in the recitals hereto.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Obligor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Obligor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Obligor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Obligor.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Note Purchase Agreements” has the meaning set forth in the recitals hereto.

“Obligations” means any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, and (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any Indebtedness.

“Obligors” means each of Globix, the Subsidiary Guarantors and any other Person that has executed and delivered an 11% Noteholder Collateral Document or a Senior Note Collateral Document.

“Payment of the Senior Obligations” means payment in full of the Senior Obligations.

“Permitted Senior Secured Debt” has the meaning given to such term in the Indenture.

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“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership (whether general or limited), entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Proceeds” has the meaning given such term in Section 9-102(a)(64) of the UCC.

“Required Noteholders” means, with respect to any amendment or modification of the Note Purchase Agreements, or any termination or waiver of any provision of the Note Purchase Agreements, or any consent or departure by Globix any of its Subsidiaries therefrom, those Senior Noteholders the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure pursuant to the terms thereof.

“Senior Note Collateral Documents” means the Senior Noteholder Documents and any other agreement, document or instrument pursuant to which a Lien is granted securing any Senior Obligations or under which rights or remedies with respect to such Liens are governed.

“Senior Noteholder Collateral” means all of the Accounts, whether now existing or hereafter coming into existence, and cash and non-cash Proceeds of such Accounts, of any Obligor, with respect to which a Lien is granted, or purported to be granted, as security for any Senior Obligation, provided, that such collateral shall not extend to such Accounts, and cash and non-cash Proceeds of such Accounts, in excess of Accounts, and cash and non-cash Proceeds of the Accounts, having an aggregate outstanding amount thereof without regard to aging greater than 1.5 multiplied by the amount of the Permitted Senior Facility (as defined in the Indenture) or Permitted Senior Guaranty (as defined in the Indenture), as applicable.

“Senior Noteholder Documents” means the (a) Note Purchase Agreement, (b) Senior Notes, (c) Subsidiary Guaranty Agreement dated as of the date hereof, made by the Subsidiary Guarantors in favor of the Senior Noteholders and (d) the Security Agreement, dated as of the date hereof, by and among Globix, the Subsidiary Guarantors and the Secured Parties named therein.

“Senior Noteholders” means the Persons holding Senior Notes from time to time.

“Senior Obligations” means the Obligations owed by Globix or any Subsidiary Guarantor to the Senior Noteholders.

“Subsidiary” means any “Subsidiary” of Globix, as defined in the Indenture or the Note Purchase Agreements.

“Subsidiary Guarantors” has the meaning given such term in the Note Purchase Agreements.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

(b)   Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words

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“include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

2.	Lien Priorities.
	2.1.	Subordination.

(a)    Notwithstanding the date, manner or order of attachment or perfection or the description of any the description of any collateral or security interests, Liens, claims or encumbrances covered or granted by the 11% Noteholder Collateral Documents or any similar documents entered into between Globix or any Subsidiary Guarantor and the Senior Noteholders, the security interest of the Collateral Agent in the Common Collateral is and shall be subordinate to the security interest of the Senior Noteholders in the Common Collateral.

(b)   Notwithstanding the provisions of Section 2.1(a), (i) the subordination of the Liens on Common Collateral securing any of the 11% Noteholder Claims shall extend only to the extent of Common Collateral securing Permitted Senior Secured Debt or Designated Senior Debt the aggregate indebtedness thereof not exceeding $20,000,000, and (ii) the Lien granted to the Senior Noteholders to secure Permitted Senior Secured Debt or Designated Senior Debt, as applicable, shall not extend to property or assets in excess of property or assets having a fair market value equal to or as close as practicable to 1.5 multiplied by the amount of the Permitted Senior Facility (as defined in the Indenture) or Permitted Senior Guaranty (as defined in the Indenture), as applicable.

2.2.         Prohibition on Contesting Liens. The Collateral Agent, for itself and on behalf of each 11% Noteholder agrees that it shall not (and hereby waives any right to) contest, bring or join in any action or proceeding (including any Insolvency or Liquidation Proceeding) contesting the validity, perfection or priority of a Lien held by the Senior Noteholders in the Common Collateral to the extent of the Senior Obligations.

3.	Enforcement.

3.1.         Prohibition on Demand or Suit. So long as the Payment of the Senior Obligations has not occurred, the Collateral Agent and the 11% Noteholders will not ask, demand or sue for any right or remedy in respect of the Common Collateral or proceeds thereof that secures Senior Obligations.

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3.2.         Prohibition on Foreclosure. So long as the Payment of the Senior Obligations has not occurred, the Collateral Agent will not commence any enforcement, collection, levy or foreclosure proceeding with respect to the Common Collateral or proceeds of Common Collateral.

3.3.        Manner of Enforcement. In exercising rights and remedies with respect to the Common Collateral, the Senior Noteholders may enforce the provisions of the Senior Noteholder Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

3.4.         No Receipt of Common Collateral. The Collateral Agent, on behalf of itself and the 11% Noteholders, agrees that it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any remedy (including set-off) with respect to any Common Collateral, unless and until the Payment of the Senior Obligations has occurred.

3.5.         No Interference. The Collateral Agent, for itself or on behalf of the 11% Noteholders, agrees not to take any action that would hinder any exercise of remedies undertaken by the Senior Noteholders under the Senior Noteholder Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, provided, that (a) in any Insolvency or Liquidation Proceeding commenced by or against any Obligor, the Collateral Agent may file a claim or statement of interest with respect to the 11% Noteholder Claims, and (b) the Collateral Agent may take any action (not adverse to the prior Liens on the Common Collateral securing the Senior Noteholder Claims, or the rights of the Senior Noteholders to exercise remedies in respect thereof) in order to preserve or protect their Lien on the Common Collateral.

3.6.        Release of Liens. Upon its receipt of written request by the Senior Noteholders, the Collateral Agent will release its Liens and security interests in any Common Collateral upon any sale, lease, transfer or other disposition of any of such Common Collateral pursuant to the terms of the Senior Noteholder Documents (but subject to the rights of the Collateral Agent in and to such Common Collateral and any proceeds thereof to the extent of any excess thereof over the amount of the Senior Obligations).

4.	Payments.

4.1.        Application of Proceeds. As long as the Payment of the Senior Obligations has not occurred, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the Senior Noteholders to the Senior Obligations in such order as specified in the relevant Senior Noteholder Documents until the Payment of the Senior Obligations has occurred. Upon the Discharge of the Senior Obligations, the Senior Noteholders shall deliver to the Collateral Agent any proceeds of Common Collateral held by them in the

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same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Collateral Agent to the 11% Noteholder Claims in such order as specified in the relevant 11% Noteholder Documents.

4.2.         Payments Over. Any Common Collateral or proceeds thereof received by the Collateral Agent or any 11% Noteholder in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Noteholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Nothing in this Agreement shall impair the rights of or alter the claims of, or payments to, the Collateral Agent under or pursuant to Section 607 of the Indenture.

5.	Other Agreements.

5.1.        Amendments to 11% Noteholder Collateral Documents. Unless and until the Payment of the Senior Obligations has occurred, without the prior written consent of the Senior Noteholders and the Required Noteholders, no 11% Noteholder Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new 11% Noteholder Collateral Document, would be inconsistent with the terms of this Agreement. The Collateral Agent agrees that any 11% Noteholder Collateral Document covering any Common Collateral shall contain such language as the Senior Noteholders may reasonably request to reflect the subordination of such 11% Noteholder Collateral Document to the Senior Note Collateral Document covering such Common Collateral.

5.2.        Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Collateral Agent and the 11% Noteholders may exercise rights and remedies as an unsecured creditor against Globix or any Subsidiary that has guaranteed the 11% Noteholder Claims in accordance with the terms of the 11% Noteholder Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Collateral Agent or any 11% Noteholders of the required payments of interest and principal with respect to the 11% Notes so long as such receipt is not the direct or indirect result of the exercise by the Collateral Agent or any 11% Noteholder of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them. In the event the Collateral Agent or any 11% Noteholder becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the 11% Noteholder Claims are so subordinated to such Senior Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Senior Noteholders may have with respect to the Senior Noteholder Collateral.

5.3.	Collateral Agent’s Rights.

(a)   Until the Payment of the Senior Obligations has occurred, the rights of the Collateral Agent shall at all times be subject to the terms of this Agreement and to the Senior Noteholders’ rights under the Senior Noteholder Documents, provided, however, that nothing in this Agreement shall restrict the Collateral Agent’s rights under the Indenture.

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(b)   The Collateral Agent shall have no obligation whatsoever to any Senior Noteholder to assure that the Common Collateral is genuine or owned by any of the Obligors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.3.

(c)   The Collateral Agent shall not have by reason of the Senior Noteholder Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Senior Noteholder.

6.	Reliance; Waivers; Etc.

6.1.        Reliance. The Senior Noteholders acknowledges that they have, independently and without reliance on the Collateral Agent or any 11% Noteholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Note Purchase Agreements, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Note Purchase Agreements or this Agreement.

6.2.         No Warranties or Liability. The parties hereto acknowledge and agree that they have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Noteholder Documents, the 11% Noteholder Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. Each of the Senior Noteholders, the Collateral Agent and the 11% Noteholders will be entitled to manage and supervise their respective loans and extensions of credit to the Obligors in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any of the others of them have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. None of the Senior Noteholders shall have any duty to the Collateral Agent or any of the 11% Noteholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Company or any Subsidiary thereof (including the 11% Noteholder Documents), regardless of any knowledge thereof which they may have or be charged with.

6.3.	No Waiver of Lien Priorities.

(a)    No right of the Senior Noteholders or any of them to enforce any provision of this Agreement or any Senior Noteholder Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor or by any act or failure to act by any Senior Noteholder or, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Noteholder Documents or any of the 11% Noteholder Documents, regardless of any knowledge thereof which the Senior Noteholders, or any of them, may have or be otherwise charged with.

(b)   Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Obligors under the Senior Noteholder Documents), the Senior Noteholders, and any of them, may, at any time and from time to time, without the

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consent of, or notice to, the Collateral Agent or any 11% Noteholder, without incurring any liabilities to the Collateral Agent or any 11% Noteholder and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Collateral Agent or any 11% Noteholder is affected, impaired or extinguished thereby) do any one or more of the following, provided no release of any Lien granted to the Collateral Agent or the 11% Noteholders on the Common Collateral shall result therefrom:

(i)           subject to the terms of the Indenture, change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Senior Obligations or any Lien on any Senior Noteholder Collateral or guaranty thereof or any liability of any Obligor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Senior Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Senior Noteholders, the Senior Obligations or any of the Senior Noteholder Documents;

(ii)          sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Noteholder Collateral or any liability of any Obligor to the Senior Noteholders, or any liability incurred directly or indirectly in respect thereof;

(iii)        settle or compromise any Senior Obligation or any other liability of any Obligor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Senior Obligations) in any manner or order; and

(iv)         exercise or delay in or refrain from exercising any right or remedy against any Obligor or any other Person, elect any remedy and otherwise deal freely with any Obligor or any Senior Noteholder Collateral and any security and any guarantor or any liability of any Obligor to the Senior Noteholders or any liability incurred directly or indirectly in respect thereof.

6.4.         Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Noteholders and the Collateral Agent and the 11% Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a)   any lack of validity or enforceability of any Senior Noteholder Documents or any 11% Noteholder Documents;

(b)   subject to the terms of the Indenture, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or 11% Noteholder Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Note Purchase Agreements or any other Senior Noteholder Document or of the terms of the Indenture or any other 11% Noteholder Document;

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(c)   any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or 11% Noteholder Claims or any guarantee thereof;

(d)   the commencement of any Insolvency or Liquidation Proceeding in respect of any or any other Obligor; or

(e)   any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the Senior Obligations, or of the Collateral Agent or any 11% Noteholder in respect of this Agreement.

7.	Miscellaneous.

7.1.         Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Senior Noteholder Documents, the provisions of this Agreement shall prevail.

7.2.         Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until the Payment of the Senior Obligations shall have occurred. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.3.        Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Collateral Agent or the Senior Noteholders shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. No Obligor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are directly affected.

7.4.        Information Concerning Financial Condition of Globix and the Subsidiary Guarantors. The Senior Noteholders, on the one hand, and, subject to the terms of the Indenture, the Collateral Agent and the 11% Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition Globix and of the Subsidiary Guarantors and all endorsers and/or guarantors of the 11% Noteholder Claims or the Senior Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the 11% Noteholder Claims or the Senior Obligations. The Senior Noteholders shall have no duty to advise the Collateral Agent or any 11% Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event any of the Senior Noteholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Collateral Agent or any 11% Noteholder, it or they shall be under no obligation (w) to make, and the Senior Noteholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or

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validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

7.5.	[Intentionally deleted.]

7.6.        Application of Payments. All payments received by the Senior Noteholders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Noteholders, in their sole discretion, deem appropriate. The Collateral Agent, on behalf of itself and the 11% Noteholders, assents to any extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

7.7.         Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 7.8 below for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any other Senior Noteholder Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

7.8.         Notices. All notices to the Noteholders and the Senior Noteholders permitted or required under this Agreement may be sent to the Collateral Agent and the Senior Noteholders, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, (a) the addresses of Globix and the Subsidiary Guarantors shall be c/o Globix Corporation, 139 Centre Street, New York, NY 10013, (b) the addresses the Senior Noteholders shall be as set forth on Exhibit A hereto, and (c) the address of the Collateral Agent shall be as set forth below its name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

7.9.         Further Assurances. The parties agree that they shall take such further action and shall execute and deliver to the other parties such additional documents and instruments (in recordable form, if requested) as any party may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

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7.10.      Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

7.11.      Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Noteholders, the Collateral Agent, the Noteholders, Globix, the Subsidiary Guarantors and their respective permitted successors and assigns.

7.12.      Specific Performance. The Senior Noteholders may demand specific performance of this Agreement.

7.13.      Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

7.14.      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. The delivery of an executed signature page by facsimile or electronic means shall be binding upon the party delivering such a signature page with the full effect as if an executed original signature page had been delivered.

7.15.      Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

7.16.      No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the holders of Senior Obligations and 11% Noteholder Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

7.17.      Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to Globix, the Subsidiary Guarantors or any other Obligor shall include Globix, or any other Obligor as debtor and debtor-in-possession and any receiver or trustee for Globix or any other Obligor (as the case may be) in any Insolvency or Liquidation Proceeding.

[Signature pages follow.]

12

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Senior Noteholders:

LAMPE, CONWAY & CO. LLC

By:	_______________________
Name:	_______________________
Title:	_______________________

GREYWOLF CAPITAL PARTNERS II LP

By: Greywolf Advisors LLC, its general partner

By:	_______________________
Name:	_______________________
Title:	_______________________

METRONOME LPC 1, INC.

By:	_______________________
Name:	_______________________
Title:	_______________________

MILFAM I, L.P.

By:	_______________________
Name:	Lloyd I. Miller III
Title:	General Partner

_______________________

Karen Singer

Collateral Agent:

HSBC BANK USA, NATIONAL ASSOCIATION,

as Collateral Agent

By:

Name:

Title:

Address:

452 Fifth Avenue

New York, New York 10018

Attention: Corporate Trust & Loan Agency

Telecopy No.:

S-2

Globix:

GLOBIX CORPORATION

By:

Name:

Title:

Address:

139 Centre Street

New York, NY 10013

Attn:

Tel:

Fax:

Acknowledged and Accepted:

The Subsidiary Guarantors:

NEON COMMUNICATIONS, INC.

By:	___________________________

Name: ___________________________

Title: ____________________________

NEON OPTICA, INC.

By:	___________________________

Name: ___________________________

Title: ____________________________

NEON TRANSCOM, INC.

By:	___________________________

Name: ___________________________

Title: ____________________________

S-3

NEON CONNECT, INC.

By:	___________________________

Name: ___________________________

Title: ____________________________

NEON SECURITIES CORP.

By:	___________________________

Name: ___________________________

Title: ____________________________

NORTHEAST OPTIC NETWORK OF CONNECTICUT, INC.

By:	___________________________

Name: ___________________________

Title: ____________________________

NORTHEAST OPTIC NETWORK OF NEW YORK, INC.

By:	___________________________

Name: ___________________________

Title: ____________________________

S-4

EXHIBIT A

INFORMATION RELATING TO SENIOR NOTEHOLDERS

Names and Addresses of Senior Noteholders

Lampe, Conway & Co. LLC
730 Fifth Avenue
Suite 2102
New York, New York 10019-4105

Metronome LPC 1, Inc. c/o Loeb Partners Corp. 61 Broadway 24th Floor New York, NY 10006 Attn: Robert Grubin

Greywolf Capital Partners II LP c/o Greywolf Capital Management 4 Manhattanville Road Suite 201 Purchase, NY 10577

Milfam I, L.P. c/o Lloyd I. Miller III 4550 Gordon Drive Naples, FL 34102

Karen Singer c/o Romulus Holdings, Inc. 560 Sylvan Avenue Englewood Cliffs, NJ 07632